UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): June 17, 2005

DWANGO NORTH AMERICA CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-50533	84-1407365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2211 Elliott Ave., Suite 601
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

(206) 832-0600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of Dwango North America Corp. (the “Company”) held on June 17, 2005, the stockholders of the Company approved an amendment to the Company’s 2003 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized to be issued under the Plan by 500,000, from 6,000,000 to 6,500,000.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

10.1	2003 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2005
DWANGO NORTH AMERICA CORP.

	By:	/s/ J. Paul Quinn
Name: J. Paul Quinn
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2003 Equity Incentive Plan, as amended